APOLLO DIVERSIFIED REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (100.73%)(a)

Private Investment Funds (72.07%)*
Affinius U.S. Government Building Fund(b)	N/A	$41,527,017
Ares Real Estate Enhanced Income Fund, L.P.	N/A	84,282,659
BGO Diversified US Property Fund, L.P.	5,136	14,191,463
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	93,517,692
CA Student Living Income and Growth Fund	85,518	109,248,822
CBRE U.S. Core Partners, L.P.	110,956,350	201,051,772
CBRE U.S. Credit Partners, L.P.	118,171	124,892,465
CBRE U.S. Logistics Partners, L.P.	187,582,986	243,002,846
Clarion Gables Multifamily Trust, L.P.	96,567	159,862,366
Clarion Lion Industrial Trust, L.P.	67,340	269,171,860
Clarion Lion Properties Fund, L.P.	172,409	291,837,706
Cortland Growth and Income Fund, L.P.	236,108	323,212,668
CrossHarbor Strategic Debt Fund, L.P.	N/A	50,173,815
Dream U.S. Industrial Fund, L.P.	88,190	143,903,567
GWL U.S. Property Fund, L.P.	N/A	37,333,742
Heitman America Real Estate Trust, L.P.	11,138	15,497,375
Heitman Core Real Estate Debt Income Trust	86,847	80,836,969
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	971,736	102,160,162
Manulife U.S. Real Estate Fund, L.P.	46,710	78,141,418
Morgan Stanley Prime Property Fund	10,065	213,028,521
Oaktree Real Estate Income Fund, L.P.	N/A	197,413,404
PGIM Real Estate US Debt Fund, L.P.	14,107	20,254,789
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607	45,582,455
PRISA, L.P.	16,718	37,028,215
Prologis Targeted U.S. Logistics Fund, L.P.	35,080	104,595,776
Sentinel Real Estate Fund, L.P.	494	59,824,854
Stockbridge Smart Markets Fund, L.P.	36,823	68,426,359
TA Realty Core Property Fund, L.P.	114,718	166,508,653
TA Realty Logistics Fund, L.P.	145,426	168,062,235
Third Point Private CRE Credit Fund L.P.	118,517	118,339,736
UBS Trumbull Property Fund	1,187	11,740,815
Ventas Life Science and Healthcare Real Estate Fund	153,750	193,820,054
Voya Commercial Mortgage Lending Fund, L.P.	N/A	44,325,775
		3,912,798,025

Publicly Traded Securities (28.66%)
Acadia Realty Trust	784,096	11,283,141
Agree Realty Corp.	588,625	38,490,189
Alexandria Real Estate Equities, Inc.	272,820	30,962,342
American Homes 4 Rent, Class A	195,190	6,919,486
Americold Realty Trust, Inc.	261,600	8,449,680
AvalonBay Communities, Inc.	320,500	60,661,035
Boston Properties, Inc.	189,490	10,912,729
Brixmor Property Group, Inc.	1,251,240	27,527,280
Broadstone Net Lease, Inc., Class A	1,184,800	18,293,312
Camden Property Trust	88,640	9,650,237
Cousins Properties, Inc.	649,860	14,816,808

DiamondRock Hospitality Co.		1,466,910	11,749,949
Digital Realty Trust, Inc.		768,050	87,457,854
Douglas Emmett, Inc.		1,092,510	13,732,851
Elme Communities		94,262	1,549,667
Equinix, Inc.		127,894	100,261,222
Equity Residential		993,590	65,547,132
Extra Space Storage, Inc.		259,280	38,593,828
First Industrial Realty Trust, Inc.		646,530	34,033,339
Healthpeak Properties, Inc.		1,871,520	37,617,552
Highwoods Properties, Inc.		255,740	6,114,743
Host Hotels & Resorts, Inc.		1,375,450	23,148,824
Invitation Homes, Inc.		1,857,180	63,886,992
Kilroy Realty Corp.		557,240	16,767,352
Kimco Realty Corp.		1,061,564	20,934,042
Life Storage, Inc.		127,000	16,885,920
Medical Properties Trust, Inc.		2,021,804	18,721,905
Mid-America Apartment Communities, Inc.		84,280	12,798,761
Omega Healthcare Investors, Inc.		569,990	17,492,993
Outfront Media, Inc.		179,465	2,821,190
Prologis, Inc.		1,238,980	151,936,117
Public Storage		270,932	79,079,632
Realty Income Corp.		1,187,560	71,004,212
Regency Centers Corp.		152,120	9,396,452
Retail Opportunity Investments Corp.		1,136,298	15,351,386
Rexford Industrial Realty, Inc.		669,180	34,944,580
RPT Realty		1,064,426	11,123,252
Sabra Health Care REIT, Inc.		526,228	6,193,704
SBA Communications Corp.		77,100	17,868,696
Simon Property Group, Inc.		389,200	44,944,816
STAG Industrial, Inc.		142,730	5,121,152
Sun Communities, Inc.		342,922	44,737,604
Tricon Residential, Inc.		1,813,125	15,973,631
UDR, Inc.		700,170	30,079,303
Urban Edge Properties		726,186	11,205,050
Ventas, Inc.		1,088,170	51,437,796
VICI Properties, Inc.		1,459,460	45,870,828
Welltower, Inc.		867,690	70,187,444
Xenia Hotels & Resorts, Inc.		964,860	11,877,427
			1,556,415,437

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,779,613,821)			5,469,213,462

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (2.04%)(c)

Agree Realty Corp., Series A	4.25%	125,000	2,322,500
American Homes 4 Rent, Series G	5.88%	52,046	1,257,431
American Homes 4 Rent, Series H	6.25%	243,098	6,075,019
Chatham Lodging Trust, Series A	6.63%	50,000	950,000
DiamondRock Hospitality Co., Series A	8.25%	168,000	4,287,360
Digital Realty Trust, Inc., Series J	5.25%	77,000	1,637,790
Digital Realty Trust, Inc., Series K	5.85%	194,500	4,545,465
Digital Realty Trust, Inc., Series L	5.20%	68,500	1,476,860
DigitalBridge Group, Inc., Series I	7.15%	136,345	2,870,062

DigitalBridge Group, Inc., Series J	7.13%	47,000	1,007,680
EPR Properties, Series G	5.75%	149,000	2,999,370
Federal Realty Investment Trust, Series C	5.00%	171,085	3,676,617
Hersha Hospitality Trust, Series C	6.88%	141,000	2,742,450
Hersha Hospitality Trust, Series D	6.50%	75,200	1,485,200
Hudson Pacific Properties, Inc., Series C	4.75%	200,100	1,872,936
Kimco Realty Corp., Series L	5.13%	43,000	1,010,500
Kimco Realty Corp., Series M	5.25%	189,000	4,624,830
National Storage Affiliates Trust, Series A	6.00%	232,000	5,412,560
Pebblebrook Hotel Trust, Series E	6.38%	170,000	3,153,500
Pebblebrook Hotel Trust, Series F	6.30%	48,699	948,657
Pebblebrook Hotel Trust, Series G	6.38%	89,919	1,681,485
Pebblebrook Hotel Trust, Series H	5.70%	89,000	1,548,600
Public Storage, Series F	5.15%	49,000	1,214,710
Public Storage, Series G	5.05%	88,205	2,185,720
Public Storage, Series H	5.60%	100,000	2,576,000
Public Storage, Series I	4.88%	12,750	298,732
Public Storage, Series J	4.70%	25,000	562,750
Public Storage, Series L	4.63%	165,000	3,634,950
Rexford Industrial Realty, Inc., Series B	5.88%	150,000	3,426,000
Rexford Industrial Realty, Inc., Series C	5.63%	108,975	2,378,924
Saul Centers, Inc., Series D	6.13%	127,500	2,799,900
Saul Centers, Inc., Series E	6.00%	76,146	1,640,946
SITE Centers Corp., Series A	6.38%	230,000	5,526,900
SL Green Realty Corp., Series I	6.50%	114,000	2,034,900
Spirit Realty Capital, Inc., Series A	6.00%	250,182	5,586,564
Summit Hotel Properties, Inc., Series E	6.25%	155,500	3,226,625
Summit Hotel Properties, Inc., Series F	5.88%	41,196	807,030
Sunstone Hotel Investors, Inc., Series H	6.13%	180,999	3,657,990
Sunstone Hotel Investors, Inc., Series I	5.70%	110,431	2,072,790
Urstadt Biddle Properties, Inc., Series H	6.25%	120,000	2,817,768
Urstadt Biddle Properties, Inc., Series K	5.88%	23,000	514,050
Vornado Realty Trust, Series L	5.40%	131,434	2,051,685
Vornado Realty Trust, Series M	5.25%	70,000	1,040,900
Vornado Realty Trust, Series N	5.25%	93,000	1,393,140
Vornado Realty Trust, Series O	4.45%	120,000	1,617,600

TOTAL PREFERRED STOCKS
(Cost $124,858,436)			110,653,446

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.30%)
MSILF Treasury Portfolio	4.88%	16,520,066	16,520,066

TOTAL SHORT TERM INVESTMENT
(Cost $16,520,066)			16,520,066

TOTAL INVESTMENTS (103.07%)
(Cost $4,920,992,323)			$5,596,386,974

Liabilities in Excess of Other Assets (-3.07%)			(166,937,680)
NET ASSETS (100.00%)			$5,429,449,294

(a)	A portion of these securities is held as collateral for the outstanding Lines of Credit. At June 30, 2023 collateral amounted to $4,675,776,008.
(b)	Effective April 1, 2023, USAA US Government Building Fund, LLC changed its name to Affinius U.S. Government Building Fund.
(c)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:
Co.	-	Company
Corp.	-	Corporation
Inc.	-	Incorporated
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust
*	Additional Information on Investments in Private Investment Funds:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of June 30, 2023
$41,527,017	Affinius U.S. Government Building Fund	Quarterly	60	$0
84,282,659	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
14,191,463	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
93,517,692	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	0
109,248,822	CA Student Living Income and Growth Fund	Quarterly	90	0
201,051,772	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
124,892,465	CBRE U.S. Credit Partners, L.P.	Quarterly	60	0
243,002,846	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
159,862,366	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
269,171,860	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
291,837,706	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
323,212,668	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
50,173,815	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
143,903,567	Dream U.S. Industrial Fund, L.P.	Quarterly	60	35,000,000
37,333,742	GWL U.S. Property Fund, L.P.	Quarterly	90	0
15,497,375	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
80,836,969	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
102,160,162	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
78,141,418	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
213,028,521	Morgan Stanley Prime Property Fund	Quarterly	90	0
197,413,404	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
20,254,789	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
45,582,455	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
37,028,215	PRISA, L.P.	Quarterly	90	0
104,595,776	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
59,824,854	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
68,426,359	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
166,508,653	TA Realty Core Property Fund, L.P.	Quarterly	45	0
168,062,235	TA Realty Logistics Fund, L.P.	Quarterly	45	0
118,339,736	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
11,740,815	UBS Trumbull Property Fund	Quarterly	60	0
193,820,054	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
44,325,775	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$3,912,798,025				$85,000,000

**	Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Apollo Diversified Real Estate Fund

Notes to Quarterly Schedule of Investments

June 30, 2023 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (the "Fund") is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries ("Apollo"). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC 820 allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described above and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended June 30, 2023, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of June 30, 2023:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$3,912,798,025
Publicly Traded Securities	1,556,415,437	–	–	1,556,415,437
Preferred Stocks	110,653,446	–	–	110,653,446
Short Term Investment	16,520,066	–	–	16,520,066
Total	$1,683,588,949	$–	$–	$5,596,386,974

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the period ended June 30, 2023, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of June 30, 2023, the Fund had total Unfunded Commitments in the amount of $85,000,000.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk – The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

General Market Conditions Risk – Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Inflation/Deflation Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk – An investment in the fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the fund’s shares represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of June 30, 2023, 102.77% of the value of the Fund’s net assets were invested within the real estate industry.

REIT Risk – Share prices of Public REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

Transition from LIBOR Risk – Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain holdings of the Fund’s underlying investments may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund.